UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2003

BROOKSTONE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21406	06-1182895
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

17 RIVERSIDE STREET, NASHUA, NH	03062
(Address of principal executive offices)	(Zip Code)

603-880-9500

Registrant’s telephone number, including area code

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 November 19, 2003 Press Release

Item 12.    Results of Operations and Financial Condition.

The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

On November 19, 2003, Brookstone, Inc. issued a press release reporting its financial results for its third fiscal quarter ended November 1, 2003. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 24, 2003

By:    /s/    Philip W. Roizin

Philip W. Roizin

Executive Vice President, Finance

and Administration,

Treasurer and Secretary

(Principal Financial Officer and duly

authorized to sign on behalf of registrant)